FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 24, 2004



                                   VOIP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)







         Texas                         0-28985                   75-2785941
------------------------        ---------------------        -------------------
(State of Incorporation)        (Commission File No.)          (IRS Employer
                                                             Identification No.)








         12330 SW 53rd Street, Suite 712, Ft. Lauderdale, Florida 33330
         --------------------------------------------------------------
           (Address of principal execute offices, including zip code)



                                 (954) 434-2000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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Item 5.  Other Events and Required FD disclosures

         VOIP, Inc. entered into an Investors Agreement on May 24, 2004 to create a joint venture arrangement with iCable Systems Co., Ltd., a Korean corporation. The venture will take the form of a corporation known as iMax Solutions, Inc., owned 51% by Registrant and 49% by iCable. iMax will have the right to market iCable telecommunications products in the Western Hemisphere, consisting of customer premises equipment for wireless Internet connection.

         The Company will pay iCable $5 million over the rest of 2004, and iCable will guarantee sales by the venture in 2004, 2005 and 2006, of $10 million, $25 million and $40 million, respectively.

Item 7.  Financial Exhibits, Pro Forma Financial Information and Exhibits.

         10.3.1. Articles of Incorporation of iMax Solutions Inc.

         10.3.2. Investors Agreement dated May 24, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 2, 2004                   VOIP, INC.
                                        (Registrant)

                                        By: /s/  Steven Ivester
                                           -------------------------------------
                                           Steven Ivester
                                           President and Chief Executive Officer